Exhibit 99.1

ADAPTIMMUNE THERAPEUTICS PLC
(the “Company”)

(Incorporated and registered in England and Wales
under the Companies Act 2006 with registered number 09338148)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.  If you are in any doubt about the contents of this document and/or the action you should take, you are recommended to consult immediately with your stockbroker, bank manager, solicitor, accountant or other appropriately authorised independent financial adviser.

If you have sold or transferred your ordinary shares or interests in the Company, please pass this document together with the accompanying form of proxy to the person who arranged the sale or transfer for delivery to the purchaser or transferee.

CHAIRMAN’S LETTER

Adaptimmune Therapeutics plc
Registered in England and Wales
No. 09338148
Registered Office:
101 Park Drive, Milton Park,
Abingdon,
Oxfordshire OX14 4RY
United Kingdom

29 April 2016

Dear Shareholder,

2016 Annual General Meeting of Adaptimmune Therapeutics plc (the “AGM”)

I am pleased to report that Adaptimmune Therapeutics plc’s annual report to shareholders for the period ended 31 December 2015 (the “Annual Report”) has now been published. A copy is enclosed. An electronic copy is available within the Investors section of the Adaptimmune Therapeutics plc website (http://www.adaptimmune.com/).

Also enclosed is the notice of the AGM for the period ended 31 December 2015 (the “Notice”).

The AGM will take place at 11 a.m. London time (6 a.m. Eastern Standard Time) on Thursday 16 June 2016 at 101 Park Drive, Milton Park, Abingdon, Oxfordshire OX14 4RY. The Notice is set out at pages 8 to 11 of this letter and it contains the resolutions to be proposed at the AGM (the “Resolutions”).

Explanation

Adaptimmune Therapeutics plc has previously published its first annual report and financial statements for the period ended 30 June 2015 and laid them before the Company in general meeting at the AGM held on 17 December 2015.

On 13 October 2015, the Company (together with its consolidated subsidiaries) announced a change of its financial year end to 31 December 2015 in order to align its financial reporting period with those of many of its peer group of biotechnology companies. As a result, the Company is required to prepare an annual report and financial statements for the period from 1 July 2015 to 31 December 2015, and lay them before the Company in general meeting at its forthcoming AGM to be held on 16 June 2016.

The Company’s next annual report and financial statements, in respect of the year ended 31 December 2016, will be laid before the Company in general meeting at the AGM to be held in 2017.

Action to be taken

If you are planning to attend the AGM in person (or by way of corporate representative) it would be helpful if you could inform Margaret Henry, Company Secretary, on email: margaret.henry@adaptimmune.com, tel: +44 (0)1235 430036 or mobile: +44 (0)7710 304249.

If you are unable to attend the AGM, you can still vote on the Resolutions by appointing a proxy. A form of proxy for use at the AGM is enclosed. You are advised to complete and return the form of proxy in accordance with the instructions printed on it and so as to arrive at the Company’s registrar, Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, England as soon as possible but in any event by no later than 11 a.m. London time (6 a.m. Eastern Standard Time) on Tuesday 14 June 2016.

You may also submit your proxy vote online at www.investorcentre.co.uk/eproxy (see instructions on proxy form) to arrive by no later than 11 a.m. London time (6 a.m. Eastern Standard Time) on Tuesday 14 June 2016. The return of a form of proxy or the electronic appointment of a proxy does not preclude you from attending and voting at the AGM if you so wish.

IMPORTANT — Please read

This letter, the Notice and associated documents for the AGM are being sent to you because, as of 28 April 2016 (being the latest practicable date before publication of this document), you are registered as a holder of ordinary shares in the register of members of the Company.

In order to attend and vote at the AGM as an ordinary shareholder, you must continue to be registered as a holder of ordinary shares in the register of members at 5 p.m. London time (12 noon Eastern Standard Time) on Tuesday 14 June 2016.

Therefore, if you sell or transfer your ordinary shares or interests in the Company prior to 14 June 2016, your proxy form will no longer be able to be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document together with the accompanying form of proxy to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee will need to contact Margaret Henry, Company Secretary, to request a new proxy form for its use.

Holders of American Depositary Shares

Should you elect to convert your holding of ordinary shares in the capital of the Company into an interest in the capital of the Company represented by American Depositary Shares (“ADSs”) before the AGM, you will cease to be a holder of ordinary shares in your own name and will not be entitled to attend and vote at the AGM as an ordinary shareholder. Once you are no longer a holder of ordinary shares in your own name, you will not be able to use the enclosed proxy form.

However, you may instead be entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your bank or broker or nominee is registered as a holder of ADSs in the ADS register by 5 p.m. Eastern Standard Time on Tuesday 3 May 2016 (the record date for ADS holders).

If you hold ADSs through a bank, broker or nominee, please reach out to your broker who should confirm the date of registration of your ADSs. If applicable, AGM documentation will be sent to your broker.

Registered holders of ADSs (in certificated form or via the Direct Registration System) should contact Citibank who will confirm the date of registration of your ADSs. If applicable, Citibank will provide you with the relevant AGM documentation.

Citibank can be contacted on tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, RI 02940-3077.

Please note that any proxy forms submitted by ADS holders must be received by Citibank no later than 10 a.m. Eastern Standard Time on Thursday 9 June 2016.

If at any point you require guidance, please contact Margaret Henry, Company Secretary, on email: margaret.henry@adaptimmune.com, tel: +44(0)1235 430036 or mobile: +44 (0)7710 304249.

Recommendation

You will find on pages 5 to 7 of this document an explanatory note in relation to each of the Resolutions. Your Directors consider that each Resolution is in the best interests of the Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, your Directors unanimously recommend that you vote in favour of the Resolutions as each of the Directors with personal holdings of shares in the Company intends to do in respect of their own beneficial holdings of shares.

Yours sincerely,

/s/ Jonathan Knowles
Dr Jonathan Knowles
Chairman, Adaptimmune Therapeutics plc

EXPLANATORY NOTES TO THE BUSINESS OF THE AGM

ORDINARY BUSINESS

Resolution 1: Report and accounts

The Companies Act 2006 (the “2006 Act”) requires the directors of a public company to lay before the company in general meeting copies of the directors’ reports, the independent auditor’s report and the audited financial statements of the company in respect of each financial year. In accordance with best practice, the Company proposes an ordinary resolution to receive, consider and adopt the Annual Report and Financial Statements for the period ended 31 December 2015 (the “Annual Report”).

Resolution 2: Remuneration report

The 2006 Act requires that the annual report on directors’ remuneration be subject to an annual advisory vote so that shareholders vote, by ordinary resolution, to approve directors’ remuneration in the relevant financial year and how the remuneration policy will be implemented in the following financial year.

The full text of the Company’s remuneration report is contained on pages 23 to 31 of the Annual Report and sets out the Company’s policy towards, and gives details of, Directors’ remuneration and other relevant information. The remuneration policy was approved by shareholders at the AGM held on 17 December 2015 and remains effective for a maximum of three years or until a revised policy is approved by shareholders.

As outlined in the Annual Report, our strategic objective is to build a global oncology business with an extensive portfolio of engineered TCR therapeutic candidates that have the potential to impact significantly the clinical outcomes of patients with cancer. Our primary goal in 2015 was to achieve a successful IPO, listing our shares for trading in the United States. This achievement, accomplished in May 2015, provided us with financial resources to grow our existing business and to invest in the development of our pipeline. Importantly, it also affords our shareholders a mechanism to achieve liquidity.

The remuneration awarded to our directors and senior executive officers for the period ended 31 December 2015 is compliant with the remuneration policy previously approved by shareholders and reflects their performance, which enabled us to substantially achieve our corporate objectives, as well as their ongoing responsibilities and experience. The remuneration arrangements implemented in 2016 are also in line with the approved remuneration policy and recognise the greater demands placed on our CEO and senior executive team to deliver on our strategy and create value for our shareholders.

Our Board of Directors and the Remuneration Committee believes that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to attract and retain high quality directors and executive officers who have the potential to support the growth of the Company, and to attract and retain non-executive directors who can substantially contribute to our success as an innovative, clinical-stage biopharmaceutical company.

Resolutions 3 and 4: Re-elections of directors

The Company’s Articles of Association (the “Articles”) require one-third (or such number nearest to but not exceeding one-third) of the Company’s Directors who are subject to retirement by rotation to retire from office at each annual general meeting effective from the 2016 AGM, commencing with the longest-serving Directors. In the case of equal tenure, retirement is by agreement. Of the eight Directors subject to retirement by rotation at the 2016 AGM, James Noble and Elliott Sigal will, on this occasion, retire from office and, being eligible, each of them will stand for re-election by the shareholders. Having carried out an evaluation of the individual performance of James Noble and of Elliott Sigal, with the support of the Corporate Governance and Nominating Committee, the Board is satisfied that their performance continues to be effective and that they continue to demonstrate commitment to their roles. The Board considers that it is entirely appropriate for James Noble and Elliott Sigal to seek re-election at the AGM.

James Noble, Chief Executive Officer

James Noble serves as our Chief Executive Officer and was appointed as a Director when the Company was incorporated on 3 December 2014 to become a holding company for Adaptimmune Limited. Mr Noble co-founded the Company’s subsidiary, Adaptimmune Limited, in 2008 and previously served as Chief Executive Officer of Adaptimmune Limited, of which he remains a Director. Until March 2014, he was also part-time Chief Executive Officer of Immunocore Limited.

Mr Noble has 25 years experience in the biotech industry. He has held numerous non-executive director positions, including at CuraGen Corporation, PowderJect Pharmaceuticals plc, Oxford GlycoSciences plc, MediGene AG, and Advanced Medical Solutions plc. He is also Deputy Chairman of GW Pharmaceuticals plc.

Mr. Noble qualified as a chartered accountant with Pricewaterhouse Coopers and spent seven years at the investment bank Kleinwort Benson Limited, where he became a director in 1990. He then joined British Biotech plc as Chief Financial Officer from 1990 to 1997. Mr. Noble was previously Chief Executive Officer of Avidex Limited, a privately held biotechnology company that was our predecessor, from 2000 to 2006. Mr. Noble holds an MA from the University of Oxford.

The Board and the Corporate Governance and Nominating Committee believe that Mr Noble’s qualifications to serve as a member of the Board include his financial expertise, his extensive experience in the biopharmaceutical industry and his years of experience in his leadership roles as a director and executive officer.

Elliott Sigal, MD, Ph D, Non-Executive Director

Elliott Sigal has served as a Non-Executive Director of the Company since 12 February 2015 and as a Non-Executive Director of the Company’s subsidiary, Adaptimmune Limited, since September 2014.

Dr Sigal is a former Executive Vice President and member of the Board of Directors of Bristol-Myers Squibb. He joined BMS in 1997 as head of Applied Genomics, went on to head Discovery Research followed by clinical development and ultimately served as Chief Scientific Officer and President of R&D from 2004 until 2013. Dr Sigal serves as a board member for the Mead Johnson Nutrition Company, Spark Therapeutics and the Melanoma Research Alliance. He also serves as a senior advisor to the healthcare team of New Enterprise Associates and consults for several biotechnology companies.

Dr Sigal holds an MD from the University of Chicago and trained in Internal Medicine and Pulmonary Medicine at the University of California, San Francisco, where he was on faculty from 1988 to 1992. He also holds a BS, M.S, and PhD in Engineering from Purdue University.

The Board and the Corporate Governance and Nominating Committee believe that Dr Sigal’s qualifications to serve as a member of the Board include his extensive experience in the pharmaceutical industry and his years of experience in his leadership roles as a director and executive officer. The Board has also made a subjective determination that Dr Sigal continues to be an independent director and that no relationships exist that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Resolutions 5 and 6: Reappointment of auditor

At each meeting at which the accounts are laid before shareholders, the Company is required to appoint an auditor to serve until the next such meeting. KPMG LLP have indicated their willingness to continue as the Company’s auditor. Accordingly, Resolution 5 is an ordinary resolution to reappoint KPMG LLP as the Company’s auditor to serve until the next AGM of the Company. Resolution 6 is an ordinary resolution giving the Audit Committee authority to determine the auditor’s remuneration.

In addition to the routine business of the AGM, there is one item of special business to be transacted, as summarised and explained below:

SPECIAL BUSINESS

Resolution 7: Amendments to Articles of Association

This resolution proposes amendments to the Company’s Articles of Association to change the quorum requirements for the purposes of general meetings and meetings of holders of classes of shares to conform with the listing standards of The Nasdaq Global Select Market (“NASDAQ”).

The Company’s current Articles state that two shareholders present in person or by proxy and entitled to vote on the matter presented shall constitute a quorum at general meetings and class meetings. The Company is transitioning from its status as a foreign private issuer with ADSs listed on NASDAQ, under which the NASDAQ rules permit a foreign private issuer to follow its home country practice, to compliance with US domestic issuer reporting and corporate governance requirements.

Therefore, it is proposed that Articles 5.1, 19.1 and 19.2 should be amended so that the quorum requirements for general meetings and meetings of holders of classes of shares conform with NASDAQ Listing Rule 5620(c) which defines a quorum as no less than one-third of the outstanding shares of a company’s common voting stock. Resolution 7 should be read in conjunction with the full text of the Articles, as they are proposed to be amended. A copy of the Articles, both in current form and as they are proposed to be amended, is enclosed and is available within the Investors section of the Adaptimmune Therapeutics plc website (http://www.adaptimune.com/).

ADAPTIMMUNE THERAPEUTICS PLC
(the “Company”)

(Incorporated and registered in England and Wales
under the Companies Act 2006 with registered number 09338148)

NOTICE OF ANNUAL GENERAL MEETING

NOTICE is hereby given that the Annual General Meeting of the Company will be held at 101 Park Drive, Milton Park, Abingdon, Oxfordshire OX14 4RY on Thursday 16 June 2016 at 11 a.m. London time (6 a.m. Eastern Standard Time) for transaction of the following business:

As ordinary business

To consider and, if thought fit, pass Resolutions 1 to 6 inclusive which will be proposed as ordinary resolutions:

1.                                      To receive, consider and adopt the Directors’ and Auditor’s Reports and the Statement of Accounts for the period ended 31 December 2015 (the “Annual Report”) and to note that the Directors do not recommend the payment of any dividend for the period ended 31 December 2015.

2.                                      To approve the Directors’ Remuneration Report on pages 23 to 31 of the Annual Report.

3.                                      To re-elect as a Director James Noble who retires by rotation in accordance with the Articles of Association of the Company.

4.                                      To re-elect as a Director Elliott Sigal who retires by rotation in accordance with the Articles of Association of the Company.

5.                                      To re-appoint KPMG LLP as Auditor of the Company.

6.                                      To authorise the Audit Committee to determine the Auditor’s remuneration.

As special business

To consider and, if thought fit, pass Resolution 7 as a special resolution:

7.                                      That the Articles of Assocation be amended by deleting articles 5.1, 19.1, and 19.2 and replacing them with the following new articles:

VARIATION OF RIGHTS

5.1 Variation of Rights

Whenever the capital of the Company is divided into different classes of shares, the rights or privileges attached to any class may (unless otherwise provided by the terms of issue of the shares of that class) be varied or abrogated, either whilst the Company is a going concern or during or in contemplation of a winding-up, either with the consent in writing of the holders of three-fourths in nominal value of the issued shares of the class (excluding any shares of that class held as treasury shares), or with the sanction of a special resolution passed at a separate general meeting of such holders (but not otherwise).  All the provisions of these Articles relating to general meetings shall, mutatis mutandis, apply to every such separate general meeting, except that:

(a)                                 the necessary quorum shall be one or more persons present and between them holding at least one-third in number of the issued shares of the class (excluding any shares of that class held as treasury shares) provided that where a person is present by proxy or proxies, he is treated as holding only the shares in respect of those proxies which are authorised to exercise voting rights;

(b)                                   any holder of shares of the class present in person or by proxy may demand a poll; and

(c)                                    every such holder shall, on a poll, have one vote for every share of the class held by him.

PROCEEDINGS AT GENERAL MEETINGS

19.1 Quorum

No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business but the absence of a quorum shall not preclude the appointment of a Chairman which shall not be treated as part of the business of the meeting.  One or more qualifying persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least one-third in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted are a quorum.

For the purposes of this Article 19:

(a)                                   a “qualifying person” is an individual who is a member, a person authorised to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting; and

(b)                                   where a qualifying person is present as proxy of a member in relation to the meeting, he is treated as holding only the shares in respect of which he is authorised to exercise voting rights.

19.2 Procedure if quorum is not present

If within 15 minutes from the time appointed for the meeting (or such longer interval not exceeding one hour as the Chairman of the meeting may decide) a quorum is not present or if during a meeting a quorum ceases to be present, the meeting is dissolved if the members or any of them required the meeting to be called or the members or any of them called the meeting.  In any other case:

(a)                                        it stands adjourned to such time, date and place as may be fixed by the Chairman of the meeting and, when fixing the date of the adjourned meeting, it has to be at least 10 days after the date of the original meeting (excluding the day of the original meeting and the day of the adjourned meeting); and

(b)                                        if at that adjourned meeting, a quorum is not present within 30 minutes from the time appointed for holding the meeting, the meeting shall be dissolved.

BY ORDER OF THE BOARD	Registered Office

101 Park Drive, Milton Park,
Abingdon,
Oxfordshire OX14 4RY
United Kingdom
/s/ M. Henry
Margaret Henry
Company Secretary	Registered in England and Wales
29 April 2016	No 09338148

Notes

(a)                                 Only those members registered in the register of members of the Company at 5p.m. London time (12.00 noon Eastern Standard Time) on 14 June 2016 will be entitled to attend and vote at the AGM in respect of the number of shares registered in their name at the time.  Changes to entries on the relevant register after that deadline will be disregarded in determining the rights of any person to attend and vote at the AGM.  Should the AGM be adjourned to a time not more than 48 hours after the deadline, the same deadline will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purpose of determining the number of votes they may cast) at the adjourned AGM.  Should the AGM be adjourned for a longer period, then to be so entitled, members must be entered on the Register at the time which is 48 hours before the time fixed for the adjourned AGM or, if the Company gives notice of the adjourned AGM, at the time specified in the notice.

(b)                                 Any member may appoint a proxy to attend, speak and vote on his/her behalf.  A member may appoint more than one proxy in relation to the AGM provided that each proxy is appointed to exercise the rights attached to a different share or shares of the member. A proxy need not be a member, but must attend the meeting in person.  Proxy forms should be lodged with the Company’s Registrar (Computershare) not later than 11a.m. London time (6a.m. Eastern Standard Time) on 14 June 2016.  Completion and return of the appropriate proxy form does not prevent a member from attending and voting in person if he/she is entitled to do so and so wishes.

(c)                                  Any corporation which is a member can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member provided that they do not do so in relation to the same shares.

(d)                                 In the case of joint holders, the vote of the senior who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders.  For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.

(e)                                  CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the AGM and any adjournments of it by using the procedures described in the CREST Manual.  CREST personal members or other CREST sponsored members, and those CREST members who have appointed voting service providers, should refer to their sponsors or voting service providers, who will be able to take the appropriate action on their behalf.

For a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for those instructions as described in the CREST Manual (available via www.euroclear.com).  The message, regardless of whether it relates to the appointment of a proxy or to an amendment to the instruction given to the previously appointed proxy, must, to be valid, be transmitted so as to be received by the Company’s agent 3RA50 by the latest time for receipt of proxy appointments specified in the Notice.  For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the Company’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.  After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear UK does not make available special procedures in CREST for any particular messages.  Normal system timings and limitations will, therefore, apply in relation to the input of CREST Proxy Instructions.  It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed voting service providers, to procure that its CREST sponsors or voting service providers take) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time.  In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

(f)                                   As at 28 April 2016 (being the last working day before publication of this Notice), the Company’s issued ordinary share capital consisted of 424,711,900 ordinary shares, carrying one vote each.  Therefore, the total voting rights in the Company as at that date are 424,711,900.

(g)                                  Under s527 Companies Act 2006, members meeting the threshold requirement set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with s437 Companies Act 2006.  The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with ss527 or 528 Companies Act 2006.  Where the Company is required to place a statement on a website under s527 Companies Act 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website.  The business which may be dealt with at the AGM includes any statement that the Company has been required, under s527 Companies Act 2006, to publish on a website.

(h)                                 Except as set out in the notes to this Notice, any communication with the Company in relation to the AGM, including in relation to proxies, should be sent to the Company’s Registrar, Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, England.  No other means of communication will be accepted.  In particular, you may not use any electronic address provided either in this notice or in any related documents (including the annual report and accounts for the period ended 31 December 2015 or the Form of Proxy) to communicate with the Company for any purpose other than those expressly stated.

(i)                                     Copies of James Noble’s service contract and of the letters of appointment for non-executive directors will be available for inspection at the registered office of the Company at 101 Park Drive, Milton Park, Abingdon, Oxfordshire OX14 4RY, United Kingdom during normal business hours on any week day (public holidays excepted) from the date of this Notice of AGM until the date of the AGM, and at the place of the AGM for one hour before the meeting and at the meeting itself.